UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	April 27, 2007
(Date of earliest event reported):	April 24, 2007

Commission File No. 1-5828

CARPENTER TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	23-0458500
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
P.O. Box 14662 Reading Pennsylvania	19612
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 610-208-2000

Former name or former address, if changed since last Report: N/A

Check the  appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 - Results of Operations and Financial Condition

On April 27, 2007, Carpenter Technology Corporation issued a press release discussing fiscal 2007 third quarter and year to date results for the period ended March 31, 2007. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for any purpose.

Item  1.01 - Entry into a Material Definitive Agreement

On April 24, 2007, the Board of Directors amended the Carpenter Technology Corporation Stock-Based Compensation Plan For Non Employee Directors to: (i) create a minimum one-year performance period for awarding performance shares to directors; (ii) limit the available reasons to waive the performance period to death, disability, retirement, change in control or termination without cause; and (iii) prohibit management directors from voting on discretionary awards to outside directors.  A copy of the revised plan is attached hereto as Exhibit 10.1.

Item 9.01 - Financial Statements and Exhibits

          (d) Exhibits

               Exhibit No.               Description

                             See Exhibit Index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 27, 2007	CARPENTER TECHNOLOGY CORPORATION By: /s/ David A. Christiansen David A. Christiansen Vice President, General Counsel and Secretary

Exhibit Index

               Exhibit No.                  Description

                  10.1                          Carpenter Technology Corporation Stock-Based

                                                   Compensation Plan For Non Employee Directors, as amended

                  99.1                          Press Release, dated April 27, 2007

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